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                                                                    EXHIBIT 99.1




                                 January 6, 2000


Mr. Daniel Parker
Senior Vice President
Hilliard Lyons
150 N. Willowbrook Road, Suite 300
Coldwater, MI 49036

Dear Mr. Parker:

     Effective, Monday, January 3, 2000, the Board of Directors of Southern Michigan Bancorp, Inc. has terminated the Repurchases of Common Stock Plan dated May 3, 1999.

     If you have any questions please contact me at (517) 279-5525.

                                              Very truly yours,

                                              /s/ JAMES T. GROHALSKI
                                              ----------------------
                                              James T. Grohalski
                                              President & CEO